Exhibit 8(d)(15)

Schedule A Revision 9-3-2013

Schedule A

Accounts, Contracts, Funds

Revised September 3, 2013

Name of Account

AES Private Placement VA Separate Account
Mutual Fund Account
PFL Corporate Account One
Retirement Builder Variable Annuity Account
Separate Account Fund B
Separate Account Fund C
Separate Account VA-2L
Separate Account VA-2LNY
Separate Account VA-6
Separate Account VA-6NY
Separate Account VA-7
Separate Account VA-8
Separate Account VA AA
Separate Account VA B
Separate Account VA BNY
Separate Account VA CC
Separate Account VA FF
Separate Account VA HH
Separate Account VA Q
Separate Account VA QNY
Separate Account VA QQ
Separate Account VA U
Separate Account VA V
Separate Account VL
Separate Account VL A
Separate Account VUL-1 of Transamerica Life Insurance Company
Separate Account VUL-2 of Transamerica Life Insurance Company
Separate Account VUL-3 of Transamerica Life Insurance Company
Separate Account VUL-4 of Transamerica Life Insurance Company
Separate Account VUL-5 of Transamerica Life Insurance Company
Separate Account VUL-6 of Transamerica Life Insurance Company
Separate Account VUL-A
TA PPVUL 1
TFLIC Separate Account C
TFLIC Series Annuity Account
TFLIC Series Life Account
TFLIC Separate Account VNY
Transamerica Corporate Separate Account Sixteen
Transamerica Occidental Separate Account Two

WRL Series Annuity Account

WRL Series Annuity Account B

WRL Series Life Account

WRL Series Life Account G

Name of Contract

Advantage SE

Advantage V

Advantage VI

Advantage X

Advisor’s EdgeSM NY Variable Annuity

Advisor’s Edge Select Private Placement

Advisor’s Edge SelectSM Variable Annuity

Advisor’s EdgeSM Variable Annuity

Advisor’s EdgeSM Variable Annuity (NY)

Dreyfus/Transamerica Triple Advantage® Variable Annuity

Dreyfus/Transamerica Triple Advantage® Variable Annuity (NY)

DWS Personal Pension Variable Annuity

DWS Personal Pension Variable Annuity (NY)

Estate Enhancer Variable Life

Fund B

Fund C

Huntington Allstar Select

Immediate Income BuilderSM II

Income EliteSM Variable Annuity

Income EliteSM Variable Annuity (NY)

Inheritance Builder Plus

Janus Annuity Variable Annuity

Legacy Builder Plus

MEMBERS® ExtraSM Variable Annuity

MEMBERS® FreedomSM Variable Annuity

MEMBERS® LandmarkSM Variable Annuity

MEMBERS® LibertySM Variable Annuity

MEMBERS® Variable Annuity Series

Partners Variable Annuity Series

Portfolio SelectSM Variable Annuity

Premier Asset Builder Variable Annuity

Prism Variable Annuity (A &B Units)

Privilege Select Variable Annuity

Retirement Income Builder – BAI Variable Annuity

Retirement Income Builder IISM Variable Annuity

Retirement Income BuilderSM Variable Annuity

SecurePathSM Variable Annuity

SecurePathSM NY Variable Annuity

TFLIC Financial Freedom Builder
TFLIC Freedom Elite Builder
TFLIC Freedom Elite Builder II
TFLIC Freedom Premier Variable Annuity
TFLIC Freedom Wealth Protector
The Atlas Portfolio Builder Variable Annuity
The Equity Protector
The One® Income AnnuitySM
TransAccumulator® VUL
TransAccumulator® VUL II
Transamerica Access Variable Annuity
Transamerica Advisor EliteSM II
Transamerica Advisor EliteSM Variable Annuity
Transamerica Advisor EliteSM Variable Annuity (NY)
Transamerica AxiomSM II
Transamerica AxiomSM Variable Annuity
Transamerica AxiomSM NY Variable Annuity
Transamerica Bounty® Variable Annuity
Transamerica Catalyst® Variable Annuity
Transamerica Classic® Variable Annuity
Transamerica Classic® Variable Annuity (NY)
Transamerica Elite
Transamerica ExtraSM Variable Annuity
Transamerica FreedomSM Variable Annuity
Transamerica Income EliteSM II
Transamerica LandmarkSM Variable Annuity
Transamerica LandmarkSM NY Variable Annuity
Transamerica LibertySM Variable Annuity
Transamerica LibertySM NY Variable Annuity
Transamerica Lineage®
Transamerica Opportunity Builder Variable Annuity
Transamerica Preferred Advantage Variable Annuity
Transamerica PrincipiumSM III
Transamerica PrincipiumSM II Variable Annuity
Transamerica PrincipiumSM II Variable Annuity (NY)
Transamerica PrincipiumSM Variable Annuity
Transamerica Retirement Income PlusSM
Transamerica SecurePathSM for Life Product
Transamerica Traditions Variable Annuity
Transamerica Tribute®
Transamerica Variable Annuity Series
TransEquity®
TransEquity® II
TransMark Optimum Choice® Variable Annuity

TransSurvivorSM VUL

TransUltra® VUL

WRL Evolution

WRL Financial Freedom Builder

WRL ForLife WRL Benefactor

WRL Freedom Access® II

WRL Freedom Access Variable Annuity

WRL Freedom Advisor

WRL Freedom Asset Advisor

WRL Freedom Attainer Variable Annuity

WRL Freedom Bellwether Variable Annuity

WRL Freedom Conqueror Variable Annuity

WRL Freedom Elite

WRL Freedom Elite Advisor

WRL Freedom Elite Builder and Associate Freedom Elite Builder

WRL Freedom Elite Builder II

WRL Freedom Enhancer® II

WRL Freedom Enhancer Variable Annuity

WRL Freedom Equity Protector

WRL Freedom Multiple

WRL Freedom Premier® II

WRL Freedom Premier III Variable Annuity

WRL Freedom Premier Variable Annuity

WRL Freedom SP Plus

WRL Freedom Variable Annuity

WRL Freedom Wealth Creator Variable Annuity

WRL Freedom Wealth Protector

WRL Xcelerator, Xcelerator Focus, Xcelerator Exec

Name of Fund

Transamerica Series Trust – each Portfolio has an Initial Class and a Service Class of Shares except as noted.

Transamerica AEGON Active Asset Allocation – Conservative VP

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

Transamerica AEGON Active Asset Allocation – Moderate VP

Transamerica AEGON High Yield Bond VP

Transamerica AEGON Money Market VP

Transamerica AEGON U.S. Government Securities VP

Transamerica AllianceBernstein Dynamic Allocation VP

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Barrow Hanley Dividend Focused VP

Transamerica BlackRock Global Allocation VP

Transamerica BlackRock Tactical Allocation VP

Transamerica BNP Paribas Large Cap Growth VP

Transamerica Clarion Global Real Estate Securities VP

Transamerica Hanlon Income VP

Transamerica ING Balanced Allocation VP

Transamerica ING Conservative Allocation VP

Transamerica ING Intermediate Bond VP

Transamerica ING Large Cap Growth VP

Transamerica ING Limited Maturity Bond VP

Transamerica ING Mid Cap Opportunities VP

Transamerica ING Moderate Growth Allocation VP

Transamerica International Moderate Growth VP

Transamerica Janus Balanced VP

Transamerica Jennison Growth VP

Transamerica JPMorgan Core Bond VP

Transamerica JPMorgan Enhanced Index VP

Transamerica JPMorgan Mid Cap Value VP

Transamerica JPMorgan Tactical Allocation VP

Transamerica Legg Mason Dynamic Allocation – Balanced VP (Currently not offering Initial Class Shares)

Transamerica Legg Mason Dynamic Allocation – Growth VP (Currently not offering Initial Class Shares)

Transamerica Madison Balanced Allocation VP (Currently not offering Initial Class Shares)

Transamerica Madison Conservative Allocation VP (Currently not offering Initial Class Shares)

Transamerica Madison Diversified Income VP (Currently not offering Initial Class Shares)

Transamerica Market Participation Strategy VP (Currently not offering Initial Class Shares)

Transamerica MFS International Equity VP

Transamerica Morgan Stanley Capital Growth VP

Transamerica Morgan Stanley Mid-Cap Growth VP

Transamerica Multi-Managed Balanced VP

Transamerica PIMCO Real Return TIPS VP

Transamerica PIMCO Tactical – Balanced VP

Transamerica PIMCO Tactical – Conservative VP

Transamerica PIMCO Tactical – Growth VP

Transamerica PIMCO Total Return VP

Transamerica ProFund UltraBear VP (Currently not offering Initial Class Shares)

Transamerica Systematic Small/Mid Cap Value VP

Transamerica T. Rowe Price Small Cap VP

Transamerica TS&W International Equity VP

Transamerica Vanguard ETF Portfolio – Aggressive Growth VP

Transamerica Vanguard ETF Portfolio - Balanced VP

Transamerica Vanguard ETF Portfolio - Conservative VP

Transamerica Vanguard ETF Portfolio – Growth VP

Transamerica WMC Diversified Growth VP

Transamerica WMC Diversified Growth II VP